Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	December 20, 2009 to January 31, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1A	X
Bank Account Information	MOR 1B	X
Copies of bank statements (See Notes to MOR)			X
Cash disbursements journals (See Notes to MOR)			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professionals	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ RANDY L. TAYLOR	February 25, 2010
Signature of Authorized Individual*

Randy Taylor, Chief Financial Officer
Printed Name of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

GENERAL:

The report includes activity as of December 20, 2009 and through January 31, 2010, for the following Debtors and related case numbers.

Debtor	Case Number	Debtor	Case Number

Radio Today Entertainment, Inc.	09-17441	NY Radio, LLC	09-17466
Citadel Broadcasting Corp.	09-17442	Oklahoma Radio Partners, LLC	09-17467
Alphabet Acquisition Corp.	09-17443	Radio Assets, LLC	09-17468
Atlanta Radio, LLC	09-17444	Radio License Holding I, LLC	09-17469
Aviation I, LLC	09-17445	Radio License Holding II, LLC	09-17470
Chicago FM Radio Assets, LLC	09-17446	Radio License Holding III, LLC	09-17471
Chicago License, LLC	09-17447	Radio License Holding IV, LLC	09-17472
Chicago Radio Assets, LLC	09-17448	Radio License Holding V, LLC	09-17473
Chicago Radio Holding, LLC	09-17449	Radio License Holding VI, LLC	09-17474
Chicago Radio, LLC	09-17450	Radio License Holding VII, LLC	09-17475
Citadel Broadcasting Company	09-17451	Radio License Holding VIII, LLC	09-17476
DC Radio Assets, LLC	09-17452	Radio License Holding IX, LLC	09-17477
DC Radio, LLC	09-17453	Radio License Holding X, LLC	09-17478
Detroit Radio, LLC	09-17454	Radio License Holding XI, LLC	09-17479
International Radio, Inc.	09-17455	Radio License Holding XII, LLC	09-17480
KLOS Radio, LLC	09-17456	Radio Networks, LLC	09-17481
KLOS Syndications Assets, LLC	09-17457	Radio Watermark, Inc.	09-17482
KLOS-FM Radio Assets, LLC	09-17458	San Francisco Radio Assets, LLC	09-17483
LA License, LLC	09-17459	San Francisco Radio, LLC	09-17484
LA Radio, LLC	09-17460	SF License, LLC	09-17485
Minneapolis Radio Assets, LLC	09-17461	WBAP-KSCS Acquisition Partner, LLC	09-17486
Minneapolis Radio, LLC	09-17462	WBAP-KSCS Assets, LLC	09-17487
Network Licenses, LLC	09-17463	WBAP-KSCS Radio Acquisition, LLC	09-17488
NY License, LLC	09-17464	WBAP-KSCS Radio Group, Ltd.	09-17489
NY Radio Assets, LLC	09-17465	WPLJ Radio, LLC	09-17490

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States (“GAAP”). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.

The unaudited financial statements have been derived from the books and records of Citadel Broadcasting Corporation and its affiliated debtors and debtors in possession (collectively, the “Debtors”) only and do not reflect the financial activity or the financial position for non-debtor affiliates of Citadel Broadcasting Corporation. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and the Debtors believe that, upon application of such procedures, the financial information could be subject to change, which could be material. The information furnished in this report includes normal recurring adjustments but does not include all adjustments that would typically be made for financial information in accordance with GAAP. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial positions of the Debtors in the future.

Notes to MOR

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	OPER	PAYROLL	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF PERIOD (12/20/09)	$42,404,893	$270,813	$6,470,035	$49,145,742

RECEIPTS
CASH SALES	—	—	—	—
ACCOUNTS RECEIVABLE	98,484,390	—	—	98,484,390
TRANSFERS FROM OPERATIONS	(29,419,903)	26,345,985	3,073,918	—

TOTAL RECEIPTS	69,064,487	26,345,985	3,073,918	98,484,390

DISBURSEMENTS
NET PAYROLL	—	(17,523,782)	—	(17,523,782)
PAYROLL TAXES	—	(8,877,139)	—	(8,877,139)
OPERATING EXPENSES	(21,248,620)	—	10	(21,248,610)
RENT	(2,083,045)	—	—	(2,083,045)
INTEREST & DEBT RELATED CHARGES	(13,571,910)	—	(4,010,000)	(17,581,910)
PROFESSIONAL FEES	(35,544)	—	—	(35,544)
U.S. TRUSTEE QUARTERLY FEES	(59,150)	—	—	(59,150)

TOTAL DISBURSEMENTS	(36,998,269)	(26,400,921)	(4,009,990)	(67,409,179)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	32,066,219	(54,936)	(936,072)	31,075,211

CASH END OF MONTH (1/31/10)	$74,471,112	$215,877	$5,533,963	$80,220,953

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN):

	Citadel Broadcasting Corporation	Citadel Broadcasting Company	Radio Assets, LLC	Radio Networks, LLC	Total
TOTAL DISBURSEMENTS	$17,582,690	$20,545,327	$19,436,965	$9,844,197	$67,409,179
LESS: AMOUNTS INCLUDED IN CALCULATING U.S. TRUSTEE QUARTERLY FEES FOR Q4 2009	(3,273,739)	(4,505,190)	(2,931,463)	(5,984,390)	(16,694,781)

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$14,308,952	$16,040,138	$16,505,502	$3,859,807	$50,714,398

Notes:

Cash is received as described in the Debtors’ Motion for an Order Authorizing the Debtors to (A) Continue to Operate the Cash Management System; (B) Honor Certain Prepetition Obligations Related to the Cash Management System; (C) Continue to Invest Excess Funds in the Investment Account on an Interim Basis Notwithstanding Section 345(B) of The Bankruptcy Code; (D) Maintain Existing Business Forms and (E) Grant Administrative Priority For Intercompany Claims and Perform Under Certain Intercompany Arrangements and Historical Practices (the “Cash Management Motion”) [Docket No. 5]. An order granting the Cash Management Motion was entered on February 3, 2010 [Docket No. 99].

Cash disbursements are centralized and are made by four Debtor entities for the benefit of all operating affiliates. The cash disbursements have been presented in a consolidated manner, with disbursements for each entity identified on the bottom of the schedule.

FORM MOR-1

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	January 31, 2010

				1/31/10
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/ L
Citadel Broadcasting Corporation	Corporation Account	Bank of America	****57878	$91,650	$91,650
Radio Assets, LLC	Alphabet Acquisition Corp - Concentration Account	Bank of America	****57392	2,081,362	2,081,262
Radio Assets, LLC	Alphabet Acquisition Corp - Station Disbursement	Bank of America	****2467	1,072,113	(74,971)
Radio Networks, LLC	Radio Networks LLC - Network Disbursement	Bank of America	****844	2,046,225	(326,783)
LA Radio, LLC	LA Radio, LLC-ZBA	Bank of America	****51876	—	—
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC-ZBA	Bank of America	****30008	—	75,605
KLOS Syndications Assets, LLC	KLOS Syndications Assets, LLC-ZBA	Bank of America	****16875	—	—
KLOS - FM Radio Assets, LLC	KLOS - FM Radio Assets, LLC-ZBA	Bank of America	****51877	—	—
San Francisco Radio Assets, LLC	San Francisco Radio Assets, LLC-ZBA	Bank of America	****51886	—	151,163
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC Lockbox-ZBA	Bank of America	****03141	—	49,950
Minneapolis Radio Assets, LLC	Minneapolis Radio Assets, LLC-ZBA	Bank of America	****73299	—	32,419
WPLJ Radio, LLC	WPLJ Radio, LLC-ZBA	Bank of America	****93174	—	22,951,581
				—	(22,931,885)
NY Radio Assets, LLC	NY Radio Assets, LLC-ZBA	Bank of America	****93179	—	25,664,429
				—	(25,644,620)
Detroit Radio, LLC	ABC Radio Detroit LLC - ZBA	Bank of America	****16433	—	362,907
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****72415	—	—
Chicago Radio Assets, LLC	Chicago FM Radio Assets, LLC - ZBA	Bank of America	****61925	—	54,356
WBAP-KSCS Assets, LLC	WBAP-KSCS Assets, LLC (Dallas)	Bank of America	****91381	—	—
Atlanta Radio, LLC	ABC Radio Atlanta, LLC (WKHX-FM and WYAY-FM Atlanta) - ZBA	Bank of America	****91527	—	3,749
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****01624	—	—
DC Radio Assets, LLC	DC Radio Assets, LLC - ZBA	Bank of America	****43886	—	65,357
Citadel Broadcasting Company	Company Concentration Account	Bank of America	****05912	3,321,227	3,547,605
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	****3665	20,800	20,800
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	**** 3678	—	—
Citadel Broadcasting Company	Las Vegas Disbursement	Bank of America	****462	718,498	(152,396)
Citadel Broadcasting Company	Des Moines - ZBA	Bank of America	****10148	—	25,501
Citadel Broadcasting Company	New Orleans - ZBA	Bank of America	****10162	—	15,058
Citadel Broadcasting Company	Tuscaloosa - ZBA	Bank of America	****12914	—	—
Citadel Broadcasting Company	Albuquerque - ZBA	Bank of America	****05917	—	75,686
Citadel Broadcasting Company	Reno - ZBA	Bank of America	****05931	—	17,709
Citadel Broadcasting Company	Little Rock - ZBA	Bank of America	****05936	—	244,805
Citadel Broadcasting Company	Lafayette - ZBA	Bank of America	****05950	—	6,736
Citadel Broadcasting Company	Charleston - ZBA	Bank of America	****05974	—	5,708
Citadel Broadcasting Company	Oklahoma City - ZBA	Bank of America	****05993	—	228,035
Citadel Broadcasting Company	Boise - ZBA	Bank of America	****05998	—	5,852
Citadel Broadcasting Company	Tri-cities - ZBA	Bank of America	****06020	—	—
Citadel Broadcasting Company	Columbia - ZBA	Bank of America	****06044	—	8,693
Citadel Broadcasting Company	Birmingham - ZBA	Bank of America	****06063	—	36,095
Citadel Broadcasting Company	Nashville - ZBA	Bank of America	****06082	—	163,071
Citadel Broadcasting Company	Knoxville - ZBA	Bank of America	****06087	—	26,209
Citadel Broadcasting Company	Tucson - ZBA	Bank of America	****06100	—	15,795
Citadel Broadcasting Company	Chattanooga - ZBA	Bank of America	****06124	—	92,364
Citadel Broadcasting Company	Baton Rouge - ZBA	Bank of America	****06143	—	5,923
Citadel Broadcasting Company	Memphis - ZBA	Bank of America	****06148	—	216,479
Citadel Broadcasting Company	Modesto - ZBA	Bank of America	****06167	—	27,082
Citadel Broadcasting Company	New London - ZBA	Bank of America	****17313	—	31,893
Citadel Broadcasting Company	Dover (Portsmouth) - ZBA	Bank of America	****17339	—	5,312
Citadel Broadcasting Company	Buffalo - ZBA	Bank of America	****17342	—	170,985
Citadel Broadcasting Company	Kokomo - ZBA	Bank of America	****17355	—	—
Citadel Broadcasting Company	Harrisburg - ZBA	Bank of America	****17368	—	11,916
Citadel Broadcasting Company	Erie - ZBA	Bank of America	****17371	—	34,944
Citadel Broadcasting Company	Augusta - ZBA	Bank of America	****17397	—	3,515
Citadel Broadcasting Company	Portland - ZBA	Bank of America	****17407	—	70,128
Citadel Broadcasting Company	Presque Isle - ZBA	Bank of America	****17410	—	—
Citadel Broadcasting Company	Providence - ZBA	Bank of America	****17423	—	203,374
Citadel Broadcasting Company	Worchester - ZBA	Bank of America	****17449	—	31,175
Citadel Broadcasting Company	New Castle (Muncie) - ZBA	Bank of America	****17452	—	—
Citadel Broadcasting Company	Binghamton - ZBA	Bank of America	****17465	—	52,751

FORM MOR 1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	January 31, 2010

				1/31/10
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
Citadel Broadcasting Company	Wilkes Barre - ZBA	Bank of America	****17478	—	90,251
Citadel Broadcasting Company	Syracuse - ZBA	Bank of America	****17481	—	48,038
Citadel Broadcasting Company	Allentown - ZBA	Bank of America	****17494	—	113,681
Citadel Broadcasting Company	New Bedford - ZBA	Bank of America	****17504	—	46,245
Citadel Broadcasting Company	Springfield - ZBA	Bank of America	****38020	—	785
Citadel Broadcasting Company	Muskegon - ZBA	Bank of America	****21941	—	1,390
Citadel Broadcasting Company	Lansing - ZBA	Bank of America	****93979	—	92,698
Citadel Broadcasting Company	Saginaw - ZBA	Bank of America	****93995	—	3,506
Citadel Broadcasting Company	Grand Rapids - ZBA	Bank of America	****96840	—	92,443
Citadel Broadcasting Company	Concentration	US Bank	****57798	108,930	108,930
Citadel Broadcasting Company	Colorado Springs Depository	US Bank	****57806	—	76,807
Citadel Broadcasting Company	Salt Lake City Depository	US Bank	****57814	—	286,518
Citadel Broadcasting Company	Birmingham	Wachovia	****61601	286,188	332,978
Citadel Broadcasting Company	Tuscaloosa	Wachovia	****84273	122,001	120,398
Citadel Broadcasting Company	Harrisburg	Susquehanna Bank	****09801	2,048	95,672
Citadel Broadcasting Company	Birmingham Depository	First Commercial Bank	****173-3	18,518	5,003
Citadel Broadcasting Company	Kokomo	Harris, N.A.	****56039	12,590	20,503
Citadel Broadcasting Company	Muncie	Main Bank	****22283	30,931	31,231
Citadel Broadcasting Company	Erie	PNC Bank	****-8093	6,061	—
Citadel Broadcasting Company	Presque Isle	Key Bank	****04366	75,700	115,141
Minneapolis Radio Assets, LLC	Minneapolis KQRS	Wells Fargo	****04279	133,507	183,337
Citadel Broadcasting Company	Binghamton	M&T Bank	****00819	43,451	(8,164)
Citadel Broadcasting Corporation	Corporation Account	JP Morgan Chase	****58195	2,000	2,000
Citadel Broadcasting Company	Company Concentration	JP Morgan Chase	****58203	230,125	230,125
Citadel Broadcasting Company	Medical	JP Morgan Chase	****015	14,368	13,584
Citadel Broadcasting Company	Medical	JP Morgan Chase	****58278	—	—
Citadel Broadcasting Company	Controlled Disbursement	JP Morgan Chase	****58237	Not currently in use	—
Citadel Broadcasting Company	New Orleans Depository-ZBA	JP Morgan Chase	****58328	—	26,897
Citadel Broadcasting Company	Lafayette Depository-ZBA	JP Morgan Chase	****58310	—	—
Citadel Broadcasting Company	Baton Rouge Depository-ZBA	JP Morgan Chase	****58302	—	200
Radio Assets, LLC	Alphabet Acquisition Corp Concentration	JP Morgan Chase	****58286	Not currently in use	—
Radio Assets, LLC	Alphabet Acquisition Corp Controlled Disbursement	JP Morgan Chase	****58245	Not currently in use	—
Radio Networks, LLC	Radio Networks, LLC Network Controlled Disbursement	JP Morgan Chase	****58252	Not currently in use	—
Citadel Broadcasting Corporation	Investment Account	Bank of America	****9-1-0	58,350,371	58,350,371
Citadel Broadcasting Company	Medical Account - ZBA	Bank of America	****6129	24,731	18,309
Citadel Broadcasting Company	Medical	JP Morgan Chase	****32839	Not currently in use	—
Citadel Broadcasting Corporation	Corporate Trading Account	Credit Suisse Securities (USA) LLC	****2N3FA	317	317
Radio Networks, LLC	Radio Network, LLC DDA Account (ESPN)	Bank of America	****58158	6,092,044	6,092,044
Citadel Broadcasting Corporation	Citadel Broadcasting Corporation Cash Collateral Account	JP Morgan Chase	****24881	3,073,935	3,073,935
Citadel Broadcasting Company	Collateral for Merchant Accounts	Bank of America	****56960	2,300,454	2,300,000
Citadel Broadcasting Company	Citadel Broadcasting Company Wood Escrow	JP Morgan Chase	****26951	160,032	160,032
				160,000	160,000
Citadel Broadcasting Company	Utility Escrow Account	JP Morgan Chase	****15669	Not currently in use	—
Radio Assets, LLC	Payroll	JP Morgan Chase	****58229	Not currently in use	—
Radio Assets, LLC	Radio Assets, LLC	Bank of America	****397	240,522	22,841
Citadel Broadcasting Company	Las Vegas Payroll - ZBA	Bank of America	****5955	181,472	193,036
Citadel Broadcasting Company	Payroll Account	JP Morgan Chase	****58211	Not currently in use	—

		Total accounts			80,356,054
		Plus: Petty Cash			24,899
		Less: Long-term portion of escrow account classified as Other Assets			(160,000)

		Total Cash per balance sheet at 01/31/2010			$80,220,953

Note:

All of the Debtors’ bank account reconciliations have been performed and are current. Copies of the reconciliations are available upon request.

FORM MOR 1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

Citadel Broadcasting Corporation

Statement of Operations

For the Month of January 2010 &

Cumulative from December 20, 2009

UNAUDITED

	Month of January 31, 2010	December 20, 2009 - January 31, 2010	December 20 - December 31, 2009
REVENUES
Cash Revenues	$47,461,302	$70,964,521	$23,503,219
Trade Revenue	1,249,954	2,007,127	757,173

Net Revenue	48,711,256	72,971,647	24,260,391

OPERATING EXPENSES
Advertising and Promotions	243,348	436,037	192,689
Bad Debts	423,931	730,581	306,650
Compensation and Benefits	21,253,782	30,561,117	9,307,335
Depreciation and Amortization	2,320,851	3,281,049	960,198
General and Administrative	4,617,743	6,650,237	2,032,494
Programming Costs	6,701,158	9,508,001	2,806,843
Real Estate, Property, and Other Taxes	411,355	571,360	160,005
Rent	1,708,119	2,626,630	918,511
Payroll Taxes	2,043,592	2,450,378	406,786
Trade Expenses	1,198,117	2,006,783	808,666
Utilities	1,442,529	1,999,682	557,153

Total Operating Expenses	42,364,525	60,821,854	18,457,329

Operating Income	6,346,731	12,149,794	5,803,062

Interest Expense, Net	3,632,634	5,074,493	1,441,859
Reorganization Items	2,642,536	3,101,208	458,672

Income Before Taxes	71,561	3,974,093	3,902,531
Income Taxes (1)	—	(626,584)	(626,584)

Net Income	$71,561	$4,600,676	$4,529,115

Note:

(1)	Income tax expense (benefit) is computed at the end of each quarter. The total expense will be recorded in the last month of each quarter.

FORM MOR-2

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

Citadel Broadcasting Corporation

Balance Sheet

As of January 31, 2010 and December 20, 2009

UNAUDITED

	January 31, 2010	December 20, 2009 Petition Date
ASSETS
CURRENT ASSETS
Cash (1)	$80,220,953	$49,145,742
Accounts Receivable (2)	138,618,764	152,803,370
Prepaid Expenses and Other Current Assets	21,374,550	21,145,807

Total Current Assets	240,214,267	223,094,919

PROPERTY & EQUIPMENT
Real Property and Improvements	159,603,901	159,591,386
Towers and Transmitters	194,777,835	194,037,797
Furniture, Fixtures and Office Equipment	30,199,971	30,089,492
Leasehold Improvements	35,672,863	35,662,820
Vehicles	9,173,452	9,146,329
Less: Accumulated Depreciation	(229,299,598)	(227,592,742)

Total Property and Equipment (Net)	200,128,424	200,935,082

OTHER ASSETS
FCC Licenses	598,457,766	598,457,766
Goodwill	321,975,708	321,975,708
Other Intangibles	22,984,926	24,552,113
Other Non Current Assets	49,038,941	48,796,200

Total Other Assets	992,457,341	993,781,788

Total Assets	$1,432,800,032	$1,417,811,789

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$7,548,252	$1,774,066
Taxes Payable (refer to FORM MOR-4)	1,516,546	1,378,237
Compensation and Benefits Payable	10,208,551	10,805,645
Deferred Tax Liability	180,390,310	180,390,310
Other Liabilities	19,629,178	11,953,046

Total Liabilities Not Subject to Compromise	219,292,837	206,301,304

LIABILITIES SUBJECT TO COMPROMISE
AP and Accrued Liabilities	77,625,577	76,779,522
Notes Payable	2,144,387,154	2,148,397,154
Convertible Notes	48,310,000	48,310,000

Total Liabilities Subject to Compromise	2,270,322,731	2,273,486,676

Total Liabilities	2,489,615,568	2,479,787,980

SHAREHOLDERS’ EQUITY (DEFICIT)
Common Stock	2,940,365	2,940,884
Treasury Stock	(344,373,971)	(344,370,551)
Additional Paid-In Capital	2,447,435,486	2,446,871,568
Retained Earnings - Pre-Petition	(3,167,418,092)	(3,167,418,092)
Retained Earnings - Post-petition	4,600,676	—

Shareholders’ Equity (Deficit)	(1,056,815,536)	(1,061,976,191)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$1,432,800,032	$1,417,811,789

Notes:

(1)	The Cash balance includes Restricted Cash of $5,533,964 at 1/31/10 and $6,470,035 at 12/20/09.
(2)	Includes receivables from insiders of less than $75,000.

FORM MOR-3

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

STATUS OF POST-PETITION TAXES

The Debtors have paid and are paying all undisputed post petition taxes as they come due.

The Debtors have paid and are paying prepetition taxes in accordance with the Order (A) Authorizing, but not Directing, the Debtors to Pay Taxes and Fees and (B) Authorizing Financial Institutions to Honor All Related Checks and Electronic Payments Requests (the “Tax Order”) which was entered on February 3, 2010 [Docket No. 102].

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	7,202,882	345,370	—	—	—	7,548,252

The Debtors are paying all undisputed amounts that come due on a postpetition basis in the ordinary course of business. The Debtors have sufficient cash to pay their postpetition obligations in the ordinary course as they come due.

FORM MOR-4

In re	Citadel Broadcasting Corporation, et al.
Debtors

Case No.	09-17442 (BRL)
Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period (12/20/09)	$161,422,650
Plus: Amounts billed during the period	86,240,628
Less: Amounts collected during the period	(98,484,390)
Less: Bad Debt Write-offs	(756,848)
Plus/Less: Increase (Decrease) in Other Accounts Receivable	(1,037,037)

Total Accounts Receivable at the end of the reporting period (1/31/10)	$147,385,003

Accounts Receivable Aging	Total
0 - 30 days old	$42,688,848
31 - 60 days old	42,732,057
61 - 90 days old	35,898,218
91+ days old	16,068,777

Total Trade Accounts Receivable	137,387,900
Other Accounts Receivable (1)	9,997,103

Total Accounts Receivable	147,385,003
Less: Bad Debts (Amount considered uncollectible)	(8,766,239)

Net Accounts Receivable at 1/31/10	$138,618,764

Note:

(1)	Other Accounts Receivable represents items other than standard trade receivables, including income tax receivables, barter receivables, amounts due pursuant to the Debtors’ national representation agreement, and amounts due from content providers on account of sales of advertising.

FORM MOR-5

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

PAYMENTS TO INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Ellis, Jesse	Compensation	$9,500	$9,500
Ellis, Judith	Compensation	59,425	59,425
Forstmann, J. Anthony	Directors Fees	12,500	12,500
Mayer, Kenneth R.	Compensation	24,030	24,030
Miles, Michael A.	Directors Fees	13,750	13,750
Orr, Jacquelyn J.	Compensation	30,055	30,055
Regan, Michael J.	Directors Fees	13,750	13,750
Reifenheiser, Thomas	Directors Fees	12,500	12,500
Rosso, John J.	Compensation	35,883	35,883
Smith, Wayne T.	Directors Fees	12,500	12,500
Stratford, Patricia	Compensation	23,761	23,761
Suleman, Farid	Compensation	125,170	125,170
Taylor, Randy	Compensation	42,761	42,761

TOTAL PAYMENTS TO INSIDERS		$415,585	$415,585

PAYMENTS TO PROFESSIONALS

NAME	AMOUNT PAID	TOTAL PAID TO DATE
Kurtzman Carson Consultants	$35,544	$35,544

TOTAL PAYMENTS TO PROFESSIONALS	$35,544	$35,544

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
JP Morgan Chase Bank	17,581,910	17,581,910	355,556

TOTAL PAYMENTS		17,581,910	355,556

Notes:

In the schedule of payments to professionals, the Debtors have not included amounts paid to or incurred by Ordinary Course Professionals (the “OCPs”).

The schedule of Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments includes all payments made pursuant to the Interim Order Pursuant to 11 U.S.C. §§ 361 and 363 (A) Authorizing Use of Cash Collateral, (B) Granting Adequate Protection to Prepetition Secured Parties and (C) Scheduling a Final Hearing (the “Interim Cash Collateral Order”) [Docket No. 22] which was entered on December 21, 2009, with the exception of payments to the secured lenders' professionals, which are included on the schedule of payments to professionals.

The unpaid post-petition amount included in the schedule of Post Petition Secured Lenders represents a portion of January 2010 interest that is due in February 2010.

FORM MOR-6

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	Dec. 20, 2009 to Jan. 31, 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes / No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?	No
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	No
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?	Yes
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	No
5	Is the Debtor delinquent in paying any insurance premium payment?	No
6	Have any payments been made on pre-petition liabilities this reporting period?	Yes
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	No
8	Are any post petition payroll taxes past due?	No
9	Are any post petition State or Federal income taxes past due?	No
10	Are any post petition real estate taxes past due?	No
11	Are any other post petition taxes past due?	No
12	Have any pre-petition taxes been paid during this reporting period?	No
13	Are any amounts owed to post petition creditors delinquent?	No
14	Are any wage payments past due?	Yes
15	Have any post petition loans been received by the Debtor from any party?	No
16	Is the Debtor delinquent in paying any U.S. Trustee fees?	No
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	No
18	Have the owners or shareholders received any compensation outside of the normal course of business?	No

Explanations for “Yes” responses:

3	The Debtors have paid and are paying certain prepetition taxes in accordance with the Tax Order. As of January 31, 2010, the Debtors were delinquent in the timely filing of certain post-petition tax returns while awaiting final court approval of the Tax Order. The Company filed and made any payments relating to any delinquent returns subsequent to the approval of the Tax Order.

6	The Debtors have made court-approved payments on pre-petition liabilities during the current reporting period.

14	The Debtors received authority from the Bankruptcy Court to pay certain employee wages in amounts not exceeding $10,950 [See Order Authorizing, but not Directing, Debtors (A) to Pay Certain Prepetition Wages and Reimbursable Employee Expenses, (B) to Pay and Honor Employee Medical and Other Benefits and (C) To Continue Employee Benefits Programs and Authorizing Financial Institutions to Honor all Related Checks and Electronic Payment Requests (Docket No. 100)]. Certain amounts owing to employees in excess of $10,950 remain unpaid.

FORM MOR-7